Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980
ANGEL OAK FUNDS TRUST
(the “Trust”)

April 8, 2024

Supplement to the Statements of Additional Information (“SAIs”) of the Trust, dated May 31, 2023 and January 19, 2024, as may be supplemented to date

This supplement provides updated information beyond that contained in the SAIs and should be read in conjunction with the SAIs.

Effective after the close of business on April 5, 2024, William Richardson has replaced Daniel Fazioli as Treasurer of the Trust.

Accordingly, all references to Daniel Fazioli are hereby removed from the SAIs and replaced with references to William Richardson.

The section captioned “Management” is revised by replacing the third row of the table titled “Officers of the Trust” with the following:

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William Richardson 1991	Treasurer	Since 2024; indefinite term	Senior Fund Analyst, Angel Oak Capital Advisors, LLC (since 2021), Senior Associate, Aprio, LLP (2016-2021)

Please retain this Supplement with your SAIs for future reference.